UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CADENCE DESIGN SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. You may vote between now and the end of the meeting.

ANNUAL MEETING NOTICE
Important Notice Regarding the Availability of Proxy Materials for the Cadence Design Systems, Inc. Annual Meeting of Stockholders to be Held on May 2, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2024 Annual Report and Proxy Statement are available at envisionreports.com/CDNS.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side.

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery.

To access the virtual meeting, you must have the login details in the oval located below the QR code.	ATTEND the meeting on May 2, 2024 at 1:00 p.m. (P.T.).

2 N O T

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MEETING DETAILS

The Annual Meeting of Stockholders of Cadence Design Systems, Inc. will be held on May 2, 2024 at 1:00 p.m. (P.T.) virtually at https://meetnow.global/M5WZT79.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE NINE NOMINEES LISTED:

1.	Election of Directors:
	01 - Mark W. Adams	02 - Ita Brennan	03 - Lewis Chew
	04 - Anirudh Devgan	05 - ML Krakauer	06 - Julia Liuson
	07 - James D. Plummer	08 -Alberto Sangiovanni-Vincentelli	09 - Young K. Sohn

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 THROUGH 6:

2.	Approval of the amendment of the Employee Stock Purchase Plan.

3.	Approval of the amendment of the Restated Certificate of Incorporation to limit monetary liability of certain officers as permitted by law.

4.	Approval of the amendment of the Restated Certificate of Incorporation regarding stockholder action by written consent.

5.	Advisory resolution to approve named executive officer compensation.

6.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 31, 2024.

THE BOARD OF DIRECTORS RECOMMEND A VOTE AGAINST PROPOSAL 7:

7.	Stockholder proposal regarding vote on golden parachutes.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

ORDER MATERIALS

Please make your materials request by using one of the methods listed below. You will need the login details in the oval located below the QR code on the reverse side.

REQUEST VIA:

Internet	Visit envisionreports.com/CDNS
Phone	Call 1-866-641-4276
Email	Send an email to investorvote@computershare.com and include:

•  “Proxy Materials Cadence Design Systems, Inc.” in the subject line

•  Your full name and address

•  The number located in the box on the reverse side

•  Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS Read through what’s new this year, company updates, and other initiatives at envisionreports.com/CDNS.